Exhibit 99.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
--------------------------------------------------------------------------------

                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of YP.Net, Inc. (the "Company") on Form 10-QSB for the three months ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Angelo Tullo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                 /s/ ANGELO TULLO
                                 ----------------
                                 Angelo Tullo
                                 Chairman, President and Chief Executive Officer February 12, 2003

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
--------------------------------------------------------------------------------

                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of YP.Net, Inc. (the "Company") on Form 10-QSB for the three months ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Iannini, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                 /s/  DAVID IANNINI
                                 ------------------

                                 David Iannini
                                 Chief Financial Officer
                                 February xx, 2003